===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

            PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

            PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                               18 CHESTNUT STREET
                      WORCESTER, MASSACHUSETTS 01608-1928
                            TELEPHONE: 508-799-4441



                            NOTICE OF ANNUAL MEETING


The Annual Meeting of variable annuity contract owners of The Paul Revere Variable Annuity Insurance Company will be held at the Home Office of the Company, 18 Chestnut Street, Worcester, Massachusetts, at 10:00 a.m., Eastern Daylight Time, Wednesday, June 24, 1998. The purpose of the meeting is to consider and act upon the following:

1. To elect (2) members to the Board of Managers in accordance with the Rules and Regulations;

2. To ratify or reject the appointment of Ernst and Young LLP as independent auditors for the Accumulation Fund for 1998; and

3. To transact any other business which may properly be brought before the meeting.

The number of votes which may be cast is indicated on each proxy and was determined on the basis of variable accumulation and annuity units credited under a contract funded by the Accumulation Fund as of April 30, 1998, which is also the record date for determining those having the right to notice of and to vote at the meeting. Individuals other than the contract owner who have a vested interest under a contract issued to fund a pension, profit-sharing or other arrangement have the right to instruct the contract owner with respect to the votes attributable to such interest, or, if they are annuitants receiving payments or are participants under a group tax deferred variable annuity contract for employees of a public school system or of a charitable organization described in Section 501(c)(3) of the Internal Revenue Code, to vote directly. Contract owners, annuitants, and participants under group tax deferred contracts are requested to return their proxies promptly to The Paul Revere Variable Annuity Insurance Company, which proxies may be withdrawn at any time before they are exercised by returning a written revocation or a duly executed proxy bearing a later date. A proxy may also be withdrawn in the event of personal attendance at the meeting. Other holders of vested interests under variable annuity contracts are requested to forward their proxies promptly to the contract owner. Such other holders may also withdraw their proxies at any time before they are exercised by returning a written revocation to the contract owner.

May 26, 1998

                                   IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, IT IS VERY IMPORTANT THAT YOU COMPLETE AND RETURN YOUR PROXY PROMPTLY TO ASSURE THE PRESENCE OF A QUORUM. YOU MAY WITHDRAW YOUR PROXY IN THE EVENT OF YOUR PERSONAL ATTENDANCE AT THE MEETING.

          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                               18 CHESTNUT STREET
                      WORCESTER, MASSACHUSETTS 01608-1528
                            TELEPHONE: 508-799-4441
                                PROXY STATEMENT

This proxy statement, which is being mailed on or about May 27, 1998, is furnished in connection with the solicitation by the Board of Managers of The Paul Revere Variable Annuity Contract Accumulation Fund (the "Fund"), a separate account of The Paul Revere Variable Annuity Insurance Company ("PRV"), an indirect wholly owned subsidiary of Provident Companies, Inc. ("Provident"), of proxies in the accompanying form for the purposes of the June 24, 1998 Annual Meeting as set forth in the accompanying Notice of Annual Meeting (the "Notice"). The Annual Report of the Fund for the year ended December 31, 1997 was previously forwarded. A copy of the Annual Report of the Fund may be obtained without charge from PRV by writing to the above address or by calling collect (800)821-1693.

A proxy may be revoked at any time before it is exercised by filing a written revocation or a duly executed proxy bearing a later date with the person with whom the proxy was filed. A proxy shall be suspended if the person entitled to vote at the meeting is present and elects to vote in person.

It is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote in favor of the matters described in the Notice and this Proxy Statement, and in their discretion on other matters properly coming before the meeting.

The cost of soliciting proxies on the accompanying form, which is expected to be nominal, will be borne by PRV. In addition to solicitation by mail, certain directors, officers and regular employees of PRV or members of the Board of Managers of the Fund may solicit proxies in person or by telephone. No officer or manager of the Fund receives compensation or reimbursement from the Fund for such solicitation.

On April 30, 1998, there were 2,359,965.20 variable accumulation and annuity units outstanding (collectively, variable accumulation and annuity units will hereinafter be referred to as "Units"), each of which is entitled to one vote. Fractional Units will be voted on a pro rata basis. Only variable annuity contract owners, annuitants and participants under group tax deferred variable annuity contracts (collectively, such variable annuity contract owners, annuitants, and participants will hereinafter be referred to as "contract owners") are entitled to vote at the meeting but others having a vested interest under a pension, profit-sharing or other plan or arrangement have the right to instruct the owner of the contract with respect to the votes attributable to Units representing such interests. Such instruction may be given by promptly forwarding the executed proxy to the owner of the contract. The interest represented by the proxy will be voted in accordance with the instructions on the proxy if the proxy is promptly executed and returned. The Board of Managers of the Fund has fixed April 30, 1998 as the record date (the "Record Date") for determination of the contract owners entitled to receive notice of and to vote at the Meeting and the number of votes to which such persons are entitled.

For purposes of the Meeting, a quorum is the presence in person or by proxy of the lesser of one hundred variable annuity contract owners entitled to vote or variable annuity contract owners entitled to vote ten percent of the Units. A quorum being present, the adoption or rejection of the matters specified in the Notice will be decided with respect to each series of the Fund by the vote of a majority of the Units voted of each series.

                           CONTRACT OWNERS PROPOSALS

Contract owners' proposals for action at the next annual meeting must be received by Management at its principal office by December 31, 1998. No contract owners' proposals were received for this year's meeting.

                             OWNERSHIP AND CONTROL

As of the Record Date, the members of the Board of Managers of the Fund and the directors and principal officers of PRV, as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record 11,500 Units, representing approximately .48% of the total. The Paul Revere Employee Pension Plan (the "Pension Plan") and The Paul Revere Agency Retirement Plan were the only contract owners who, as of the above date, directly or indirectly owned, controlled or held with power to vote Units representing 5% or more of the total vote. Their combined interests were represented by approximately 807,472 Units, representing approximately 34.21% of the total vote.

                    INFORMATION CONCERNING PRV AND THE FUND

The Fund is an open-end, diversified investment company registered under the Investment Company Act of 1940 ("1940 Act") and is the separate account through which PRV sets aside, separate and apart from its general assets, assets attributable to its variable annuity contracts. PRV is a stock life insurance company organized under Massachusetts General Laws and is a wholly-owned subsidiary of The Paul Revere Life Insurance Company ("PRL"), a Massachusetts corporation, which is indirectly wholly owned by Provident. The principal office of PRV is at 18 Chestnut Street, Worcester, Massachusetts. PRV's principal business is the sale and administration of life and annuity insurance policies. PRV serves as insurer and principal underwriter and as an investment adviser to the Fund under the Advisory Agreement. PRV is registered with the Securities and Exchange Commission as an investment adviser and as a broker-dealer.
Information about PRV's activities and compensation as issuer and principal underwriter, and as investment adviser to the Fund is set forth below.

            INFORMATION CONCERNING MFS INSTITUTIONAL ADVISORS, INC.

MFS Institutional Advisors, Inc. ("MFSI"), formerly MFS Asset Management, Inc., is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company ("MFS") and its predecessor organizations, have a history of money management dating from 1924. MFSI is a wholly-owned subsidiary of MFS.

Since 1982, MFS has been a subsidiary of Sun Life Assurance Company of Canada (U.S.), One Sun Life Executive Park, Wellesley Hills, Massachusetts, 02181, which is, in turn, a wholly-owned subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H 1J9.

As of December 31, 1997, MFS and its subsidiaries including MFSI, had over $70 billion in assets under management, which included over $5 billion in assets managed by MFSI.

MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. The mutual funds in separate accounts are registered as investment companies under the Investment Company Act of 1940. Each of the separate accounts is established by Sun Life Assurance Company of Canada (U.S.).

                    INFORMATION ABOUT THE ADVISORY AGREEMENT
                         AND THE SUB-ADVISORY AGREEMENT

PRV, subject to the supervision of the Board of Managers of the Fund, is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of PRV connected with providing investment advisory services to the Fund.

Under the Advisory Agreement, PRV is required specifically to provide the Board of Managers of the Fund continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

In connection with PRV's obligations under the Advisory Agreement, PRV bears the cost of all services and expenses attributable to the maintenance and operation of the Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which costs are provided for in the Sales and Administrative Services Agreement by and between PRV and the Fund dated February 19, 1970 and re-executed on February 16, 1989 (the "Services Agreement")). These costs include, among other things, fees paid to MFSI pursuant to the Sub-Advisory Agreement, fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc., costs of maintaining the books and records of the Fund, outside legal, accounting, actuarial and other professional costs, costs of determining the net asset value of each series of the Fund, and other out-of-pocket expenses relating to the Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Fund are paid out of the assets of the Fund.

For providing such investment advisory services, the Fund pays PRV an annual fee of .50% of the average daily net asset value of each series of the Fund. This fee is computed on a daily basis and is payable weekly by the Fund. During the years ended December 31, 1997, 1996, and 1995, the Fund paid PRV advisory fees of $129,238, $134,458, and $191,061, respectively.

The Advisory Agreement and the Sub-Advisory Agreement as currently in effect were submitted to a vote of the contract owners on August 16, 1984 in connection with the adoption of the Advisory Agreement and the Sub-Advisory Agreement by the Fund. The continuation of the Advisory Agreement and the Sub-Advisory Agreement were last approved by the Board of Managers of the Fund on March 28, 1997. On August 8, 1996, at a Special Meeting of the contract owners of the Fund, a new investment advisory agreement and a new investment sub-advisory agreement for the Fund, which was effective at the time of the merger of Paul Revere and Provident on March 27, 1997 and substantially identical to those agreements currently in effect, were approved.

In addition to fees paid under the Advisory Agreement and the Sub-Advisory Agreement, during the years ended December 31, 1997, 1996, and 1995 PRV received sales and administration charges under the Services Agreement totaling $2,707, $4,434, and $4,452, respectively. PRV also received $258,476, $268,915, and $382,123 from the Fund during the years ended December 31, 1997, 1996, and 1995, respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Fund as permitted under the Services Agreement.

Under the Advisory Agreement, PRV is specifically authorized to employ one or more sub-advisors in connection with the services to be performed and obligations to be assumed by PRV. Pursuant thereto, PRV entered into the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, MFSI, subject to the supervision of PRV and the Board of Managers of the Fund, is responsible for all aspects of day-to-day management of the investments of the Fund. Among other things, it is required to: (i) perform research and evaluate pertinent data; (ii) provide the Board of Managers of the Fund with an investment program for the Fund for its approval;
(iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Fund as set forth in its current prospectus; (iv) report to the Board of Managers of the Fund at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to PRV information necessary for PRV to perform its responsibilities with respect to the Fund; (vi) create and maintain brokerage records as required by law; and (vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub-Advisory Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance of the Fund. (These expenses are properly assumed by Paul Revere pursuant to the Advisory Agreement.)

For providing such investment sub-advisory services, PRV pays MFSI an annual fee of .35% of the average daily net asset value of each series of the Fund. This fee is computed on a daily basis and is payable weekly by PRV. During the years ended December 31, 1997, 1996, and 1995, PRV paid MFSI investment sub-advisory fees of $90,536, $94,120, and $133,743 respectively.

Each of the Advisory Agreement and the Sub-Advisory Agreement provides that it shall continue in effect for an initial term ending March 31, 1986 and thereafter from year to year so long as its continuance is approved at least annually by (a) the vote of a majority of the Board of Managers of the Fund, or by the vote of a majority of the outstanding Units of the Fund, including a majority of the outstanding Units of each series thereof and (b) by the vote of a majority of the members of the Board of Managers of the Fund who are not parties to the Advisory Agreement or interested persons (as defined in the 1940
Act) of any such party, by vote cast in person at a meeting called for the purpose of voting on such an approval. (A majority vote of the contract owners of this purpose means the lesser of (i) 67% of the Units represented at the meeting, if more than 50% of the outstanding Units are represented, or (ii) more than 50% of the outstanding Units.) Any amendment to either of the Advisory Agreement or the Sub-Advisory Agreement must be approved by (i) the Board of Managers of the Fund or by the vote of a majority of the outstanding Units of the Fund, including a majority of the outstanding Units of each series thereof, and (ii) the majority of those members of the Board of Managers of the Fund who are not parties to the Advisory Agreement or the Sub-Advisory Agreement, as the case may be, or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such an approval. Each of the Advisory Agreement and the Sub-Advisory Agreement may be terminated without penalty by the Board of Managers of the Fund or by vote of a majority of the outstanding units of the Fund, including a majority of the outstanding units of each series of the Fund, upon 60 days' written notice to PRV, and it terminates automatically in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement and the Sub-Advisory Agreement also provide that PRV, in the case of the Advisory Agreement, and MFSI, in the case of the Sub-Advisory Agreement, shall not be subject to any liability in connection with the performance of their respective services under such agreements in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective obligations or duties.

              BROKERAGE ALLOCATION, EXPENSE AND PORTFOLIO TURNOVER

PRV has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is PRV's policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable. Where commissions paid reflect services furnished in addition to execution, PRV stands ready to demonstrate that such services were bona fide and rendered for the benefit of the Fund. Purchases and sales of securities not listed or traded on a securities exchange will be executed with principal market makers, except where better price or execution may otherwise be obtained. Brokerage commissions paid in the years ended December 31, 1997, 1996, and 1995 amounted to $63,648, $56,322, and $62,318, respectively. Brokerage commissions were paid to 87 brokers in 1997. In the years ended December 31, 1997, 1996, and 1995, the rate of portfolio turnover was 132%, 81%, and 65%, respectively.

                             OFFICERS AND DIRECTORS

The following table shows the names, addresses, and principal occupations of all directors and principal executive officers of PRV as of December 31, 1997.

NAME AND ADDRESS                     PRINCIPAL OCCUPATION


William L. Armstrong                 Chairman, Cherry Creek Mortgage Company
1625 Broadway, Suite 780
Denver, CO  80202

Robert O. Best                       Executive Vice President and Chief Information Officer/Client Services,
1 Fountain Square                    the Company;  Executive Vice President and Chief Information
Chattanooga, TN  37402               Officer/Client Services, Provident



William H. Bolinder                  Member of the Corporate Executive Board, Zurich Insurance Company
1400 American Lane
Schaumburg, IL  60196

J. Harold Chandler                   Chairman, President & CEO, Provident Companies, Inc.
1 Fountain Square
Chattanooga, TN  37402

F. Dean Copeland                     Executive Vice President and General Counsel, the Company; Executive
1 Fountain Square                    Vice President and General Counsel, Provident
Chattanooga, TN  37402


Vicki W. Corbett                     Vice President and Controller, the Company; Vice President and
1 Fountain Square                    Controller, Provident
Chattanooga, TN  37402


Steven M. Gluckstern                 Member of the corporate Executive Board, Zurich Insurance Company
1 Chase Manhattan Plaza
New York, NY  10005

Robert C. Greving                    Senior Vice President and Actuary, the Company; Senior Vice President
1 Fountain Square                    and Actuary, Provident
Chattanooga, TN  37402


Charlotte M. Heffner                 Trustee, The Maclellan Foundation
1991 West Paces Ferry Road, N.W.
Atlanta, GA  30327

Thomas B. Heys, Jr.                  Executive Vice President, Institutional Sales, the Company; Executive
1 Fountain Square                    Vice President, Institutional Sales, Provident
Chattanooga, TN  37402


Hugh B. Jacks                        President, Potential Enterprises
101 Carnoustie
Shoal Creek, AL  35242

William B. Johnson                   Chairman & Chief Executive Officer, W.B. Johnson Properties
3412 Peachtree Road, NE
Suite 2075
Atlanta, GA  30326

Hugh O. Maclellan, Jr.               President, The Maclellan Foundation
The Maclellan Foundation
Suite 501
Chattanooga, TN  37402

A. S. "Pat" MacMillan                Chief Executive Officer, Team Resources, Inc.
2100 River Edge Parkway
Suite 800
Atlanta, GA  30328-4604

Peter C. Madeja                      Executive Vice President, the Company; Executive Vice President,
440 East Swedesford Road             Provident; President and CEO of GENEX Services, Inc.
Suite 3050
Wayne, PA  19087


Jeffrey F. Olingy                    Executive Vice President, Sales Support, the Company; Executive Vice
1 Fountain Square                    President, Sales Support, Provident
Chattanooga, TN  37402


C. William Pollard                   Chairman, The ServiceMaster Company
One ServiceMaster Way
Downers Grove, IL  60515

Scott L. Probasco, Jr.               Director and Chairman of the Executive Committee, SunTrust Banks, Inc.
736 Market Street, 16th Floor
Chattanooga, TN  37402

Steven S Reinemund                   Chairman and Chief Executive Officer, Frito-Lay, Inc.
7701 Legacy Drive
Plano, TX  75024

Ralph A. Rogers, Jr.                 Senior Vice President and Treasurer, the Company; Senior Vice President
1 Fountain Square                    and Treasurer, Provident
Chattanooga, TN  37402


Susan N. Roth                        Secretary, the Company; Secretary, Provident
1 Fountain Square
Chattanooga, TN  37402

Burton E. Sorensen                   Retired Chairman and Chief Executive Officer, Lord Securities
2 Wall Street                        Corporation
New York, NY  10005


Thomas R. Watjen                     Vice Chairman and Chief Financial Officer, Provident Companies, Inc.
1 Fountain Square
Chattanooga, TN  37402

The following table shows the names, addresses, and principal occupations of all directors and principal executive officers of MFS Institutional Advisors, Inc. as of December 31, 1997.

NAME AND ADDRESS                                               PRINCIPAL OCCUPATIONS

*Thomas J. Cashman, Jr.              President, Director and Chief Investment Officer of MFSI

*Arnold D. Scott                     Senior Executive Vice President, Director and Secretary of MFS and
                                     Director of MFSI

*Jeffrey L. Shames                   Chairman, Chief Executive Officer and Director of MFS and Chairman of
                                     MFSI

*Address is:
500 Boylston Street
Boston, Massachusetts

                  ITEM 1: MANAGEMENT AND ELECTION OF MANAGERS

Under Article III of the Rules and Regulations of the Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, succeeding those whose terms are then expiring, provided that when the terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

The term of Gordon Miller is expiring. Mr. Miller is nominated for re-election and has consented to serve if elected. Donald Boggs is nominated for election and has committed to serve if elected. Five regular meetings of the Board of Managers were held in 1997 and each member of the Board attended at least 75 percent of the meetings. The Board of Managers does not have nominating, audit, or compensation committees.

Under the terms of the 1940 Act, the Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be "interested persons" of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. Two members of the Board of Managers whose terms continue - namely Mr. Short and Mrs. Sadowsky - are not deemed to be "interested persons" as defined in the 1940 Act. Mr. Boggs, who is nominated for election, is deemed to be an "interested person" as defined in the 1940 Act since he is an officer of the Investment Advisor. Mr. Miller, who is nominated for re-election, is not deemed to be an "interested person." Mr. Reid, whose term continues, is deemed to be an "interested person" by virtue of his status as a retired officer and director of the Investment Advisor.

In the event that any nominee should become unavailable to serve for any reason, the persons named in the enclosed proxy will consult with Management and vote for such substitute nominee or nominees as Management may recommend. At this time Management knows of no reason why any nominee would be unavailable to serve.

                            REMUNERATION OF MANAGERS

The total aggregate remuneration paid by the Fund to all members of the Board of Managers for the fiscal year ended December 31, 1997 was $7,800. This amount represents consideration paid for attendance at meetings of the Board of Managers and reimbursement for expenses incurred. Those members of the Board of Managers deemed to be interested persons received direct remuneration or an indirect benefit as active or retired officers of PRV and/or stockholders of Textron. None of the members of the Board of Managers, or active or retired officers of the Fund, who are also active or retired officers or employees of PRV or its affiliates, received any remuneration from the Fund.

Information concerning the nominees for re-election, as well as members of the Board of Managers whose terms will continue, follows with the same abbreviations of company names as used previously. Unless the contract owner withholds authorization on the proxy, it is intended that the interest represented by the proxy will be voted in favor of the election of the nominees.

 Name And Capacity In       Year First Became Member   Principal Occupation And    Variable Accumulation
 Addition To That Of        And Year Term Expires      Employment For Past Five    Units Credited Dec. 31,
 Board Member                                          Years                       1997
------------------------------------------------------------------------------------------------------------

A.  Nominees For Election To A Three-Year Term

Donald Boggs*                            1997 - 2001  Director, Senior Vice                     447
Chairman                                              President

Gordon T. Miller                         1968 - 2001  Retired; Former Vice                     None
Vice Chairman                                         President and Director of
                                                      Industrial Relations of
                                                      Barry White Corporation,
                                                      Newton Lower Falls, MA.


B.  Board Members Whose Terms Continue

Aubrey K. Reid, Jr.*                      1974 - 2000  Retired; Director of                   11,130
                                                      Emeritus and Former
                                                      President of PRV and PRL.

Joan Sadowsky                            1985 - 2000  Retired; Former Vice                     None
                                                      President of Human
                                                      Resources, Atlas
                                                      Distributing Corporation,
                                                      Auburn, MA

William J. Short                         1990 - 1999  President, Worcester Area                 370
                                                      Chamber of Commerce,
                                                      Worcester, MA

*Messrs. Boggs and Reid, as active or retired officers and directors of PRV, are designated "interested" persons under the Investment Company Act of 1940.

           ITEM 2: RATIFICATION OR REJECTION OF INDEPENDENT AUDITORS

The Board of Managers, including a majority of the Managers who are not deemed to be "interested persons", has, on January 29, 1997, reappointed Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the year 1996. Ernst & Young LLP has audited the accounts of the Fund each year since 1968. The appointment of independent auditors is ratified or rejected annually by the variable annuity contract owners.

Ernst & Young LLP has advised the Board of Managers of the Fund that neither its firm nor any of its members or associates has any direct or any material indirect financial interest in the Fund or any of its affiliates other than as independent auditors. The Board of Managers recommends approval of the appointment of such firm as independent auditors of the Fund for the period stated. In the event the variable annuity contract owners do not ratify the appointment by the Board of Managers of this firm or if Ernst & Young LLP shall decline to act or otherwise become incapable of acting, or if its employment be otherwise discontinued, the Board of Managers will appoint other independent auditors. One or more representatives of Ernst & Young LLP will be present at the annual meeting with an opportunity to make a statement if they desire to do so or to answer appropriate questions from contract owners.

                             ITEM 3: OTHER BUSINESS

Management is not aware of any other business to come before the meeting. In case of any such business properly brought before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment in the interest of the Fund.

                                     PROXY
          THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND
                          PROXY SOLICITED ON BEHALF OF
                               BOARD OF MANAGERS

The undersigned hereby appoints Donald Boggs and Susan Roth or either of them, with full power of substitution and revocation, to represent and to cast the votes of the undersigned as shown on the reverse side at the Annual Meeting of Contractowners of The Paul Revere Variable Annuity Contract Accumulation Fund to be held at 10:00 a.m. on June 24, 1998, and at any adjournment thereof, with respect to the proposals below and as set forth in the Notice.

1. ELECTION OF MEMBERS OF THE BOARD OF MANAGERS (Board of Managers favors a vote FOR)

     FOR all nominees listed below [   ]    WITHHOLD AUTHORITY       [   ]
     (except as marked to the contrary below)

     Instruction:  To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

               Gordon Miller    and    Donald Boggs

2. PROPOSAL TO RATIFY THE SELECTION AND APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS FOR THE ACCUMULATION FUND (Board of Managers favors a vote FOR)

     FOR [   ]      AGAINST [   ]      ABSTAIN [   ]

3. In their discretion, upon such other business as may properly come before the meeting and any adjournment thereof.

This proxy when properly executed will be voted as directed. IN THE ABSENCE OF ACCOMPANYING DIRECTION BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Contractowners and the Proxy Statement issued by the Board of Managers and revokes any Proxy heretofore given with respect to the votes covered by this Proxy.

                                     Dated:__________________________________

                                     Contractowner:__________________________

                                     Title (If Applicable)___________________